UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2025
Potbelly Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W Madison St. Suite 1000
Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 951-0600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07       Submission of Matters to a Vote of Security Holders.
On May 15, 2025, Potbelly Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting"), at which the Company’s stockholders voted on the (i) election of eight director nominees (Proposal 1), (ii) ratification of the appointment of KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025 (Proposal 2), (iii) approval, on an advisory basis, of the 2024 compensation of the Company’s named executive officers (Proposal 3) and (iv) approval of the amendment to the Potbelly Corporation Amended and Restated 2019 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder (Proposal 4). The results of the votes are set forth below.

Proposal 1
The Company’s stockholders voted in favor of the election of the following director nominees to the Board of Directors of the Company for a term of one year or until his or her successor is duly elected or appointed and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Vann Avedisian	23,088,516	490,949	4,145,262
Joseph Boehm	21,339,991	2,239,474	4,145,262
Adrian Butler	23,091,068	488,397	4,145,262
David Head	22,634,086	945,379	4,145,262
David Near	23,395,495	183,970	4,145,262
Dave Pearson	23,090,983	488,482	4,145,262
Jill Sutton	22,633,364	946,101	4,145,262
Robert D. Wright	23,400,614	178,851	4,145,262

Proposal 2
The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025.

Votes For	Votes Against	Abstentions
27,676,774	29,205	18,748

Proposal 3
The Company’s stockholders approved, on an advisory basis, the 2024 compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,875,812	632,513	71,140	4,145,262

Proposal 4
The Company’s stockholders approved the amendment to the Potbelly Corporation Amended and Restated 2019 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,217,972	5,295,682	65,811	4,145,262

Item 8.01 Other Events.

Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, stockholders of the Company may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders, a stockholder proposal must be received by the Company via email at investors@potbelly.com by the close of business on December 5, 2025 and otherwise comply with all requirements of the SEC for the proper submission of stockholder proposals. The proxy statement for the 2025 Annual meeting erroneously disclosed the date as December 3, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
POTBELLY CORPORATION

By:         /s/ Steven W. Cirulis
Name:    Steven W. Cirulis
Title:    Senior Vice President, Chief Financial Officer and Chief Strategy Officer

Date: May 16, 2025